Advanced Series Trust
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
Telephone (888) 778-2888

December 20, 2010

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Neuberger Berman Small-Cap Growth Portfolio (the "Neuberger Berman Portfolio") of the Advanced Series Trust (the "Fund") you are cordially invited to a Special Meeting of Shareholders (the "Meeting") of the Neuberger Berman Portfolio to be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on February 25, 2011, at 10:00 a.m. Eastern time.

The Meeting is very important to the future of the Neuberger Berman Portfolio. At the Meeting, shareholders of the Neuberger Berman Portfolio will be asked to approve or disapprove, as more fully described in the attached Prospectus/Proxy Statement, a Plan of Reorganization (the "Plan") whereby the assets of the Neuberger Berman Portfolio would be acquired, and the liabilities of the Neuberger Berman Portfolio would be assumed, by the AST Federated Aggressive Growth Portfolio (the "Federated Portfolio"), in exchange for Federated Portfolio's issuance of shares of beneficial interest in the Federated Portfolio to the Neuberger Berman Portfolio and its shareholders (the "Reorganization").

If the proposal is approved and the Reorganization completed, the value of the shares of the Federated Portfolio that you beneficially own immediately after the completion of the Reorganization will be equal to the value of the shares of the Neuberger Berman Portfolio that you beneficially owned immediately prior to the Reorganization. You will no longer beneficially own shares of the Neuberger Berman Portfolio after the Reorganization, and the Neuberger Berman Portfolio no longer will exist.

Because of the federal tax-deferred treatment applicable to the relevant variable annuity contracts and variable life insurance policies, the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for contract owners that beneficially own shares of the Neuberger Berman Portfolio immediately prior to the Reorganization.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on each enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free 1-888-221-0697. Your voting instructions must be received by the Fund prior to February 25, 2011. The shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Neuberger Berman Portfolio, including Portfolio shares owned by a participating insurance company in its general account and shares for which instructions are not received from contract owners, will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners on the Reorganization. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the special meeting or the voting instruction card should be directed to your financial representative.

Sincerely,

Stephen Pelletier
President
Advanced Series Trust

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AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 25, 2011

To the Shareholders of the AST Neuberger Berman Small-Cap Growth Portfolio, a series of Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the AST Neuberger Berman Small-Cap Growth Portfolio (the "Neuberger Berman Portfolio"), a series of Advanced Series Trust (the "Fund"), will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on February 25, 2011, at 10:00 a.m. Eastern Time.

The purposes of the Meeting are as follows:

I. To approve a Plan of Reorganization of the Fund (the "Plan"), on behalf of the Neuberger Berman Portfolio and the AST Federated Aggressive Growth Portfolio (the "Federated Portfolio"). As described in more detail below, the Plan provides for the transfer of all of the Neuberger Berman Portfolio's assets to the Federated Portfolio in exchange for the Federated Portfolio's assumption of all of the Neuberger Berman Portfolio's liabilities and the Federated Portfolio's issuance to the Neuberger Berman Portfolio of shares of beneficial interest in the Federated Portfolio (the "Federated Portfolio Shares"). The Federated Portfolio Shares received by the Neuberger Berman Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Neuberger Berman Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the Neuberger Berman Portfolio, on a pro rata basis, of such Federated Portfolio Shares to its shareholders in complete liquidation of the Neuberger Berman Portfolio. A vote in favor of the Plan by the shareholders of the Neuberger Berman Portfolio will constitute a vote in favor of the liquidation of the Neuberger Berman Portfolio and the termination of such portfolio as a separate series of the Fund.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the form of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of assets and assumption of liabilities of the Neuberger Berman Portfolio by the Federated Portfolio is collectively referred to herein as the "Reorganization." If the shareholders of the Neuberger Berman Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Federated Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of the Fund has fixed the close of business on December 1, 2010, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each share of the Neuberger Berman Portfolio is entitled to one vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card(s) and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the

Prospectus/Proxy Statement. The enclosed voting instruction card is being solicited on behalf of the Board of Trustees of the Fund.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 1-888-221-0697 AND FOLLOWING THE INSTRUCTIONS. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of Advanced Series Trust

Deborah A. Docs
Secretary
Advanced Series Trust

December 20, 2010

PROXY STATEMENT for
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST
and
PROSPECTUS for
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
(800) 778-2255

Dated December 20, 2010

Reorganization of AST Neuberger Berman Small-Cap Growth Portfolio
into AST Federated Aggressive Growth Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting (the "Meeting") of Shareholders of the AST Neuberger Berman Small-Cap Growth Portfolio (the "Neuberger Berman Portfolio"), a series of Advanced Series Trust (the "Fund"). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Fund (the "Plan") that provides for the reorganization of the Neuberger Berman Portfolio into the AST Federated Aggressive Growth Portfolio (the "Federated Portfolio", and together with the Neuberger Berman Portfolio, the "Portfolios"), also a series of the Fund.

The Meeting will be held at the offices of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on February 25, 2011, at 10:00 a.m. Eastern time. The Board of Trustees of the Fund (the "Board") is soliciting these voting instructions on behalf of the Neuberger Berman Portfolio and has fixed the close of business on December 1, 2010 (the "Record Date"), as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record of shares at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement will first be sent to contract owners on or about December 30, 2010.

The investment objective of the Federated Portfolio is to seek capital growth. No assurance can be given that the Federated Portfolio will achieve its investment objective. In seeking to meet its investment objective, the Federated Portfolio invests primarily in the stocks of small companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market. Up to 30% of the Federated Portfolio's net assets may be invested in foreign securities.

As described in more detail below, the Plan provides for the transfer of all of the Neuberger Berman Portfolio's assets to the Federated Portfolio in exchange for the Federated Portfolio's assumption of all of the Neuberger Berman Portfolio's liabilities and the Federated Portfolio's issuance to the Neuberger Berman Portfolio of shares of beneficial interest in the Federated Portfolio (the "Federated Portfolio Shares"). The Federated Portfolio Shares received by the Neuberger Berman Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Neuberger Berman Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the Neuberger Berman Portfolio, on a pro rata basis, of such Federated Portfolio Shares to its shareholders in complete liquidation of the Neuberger Berman Portfolio. A vote in favor of the Plan by the shareholders of the Neuberger Berman Portfolio will constitute a vote in favor of the liquidation of the Neuberger Berman Portfolio and the termination of the Neuberger Berman Portfolio as a separate series of the Fund. The acquisition of assets and assumption of liabilities of the Neuberger Berman Portfolio by the Federated Portfolio is referred to herein as the "Reorganization." If the shareholders of the Neuberger Berman Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Federated Portfolio.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of shares of the Federated Portfolio that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at the Trust's website at http://www.annuities.prudential.com/investor/invprospectus. Additional information about the Neuberger Berman Portfolio and the Federated Portfolio has been filed with the Securities and Exchange Commission (the "SEC") and can be found in the following document:

•  The Prospectus of the Fund relating to the Federated Portfolio, dated May 1, 2010 (the "Federated Portfolio Prospectus"), which is incorporated herein by reference and is included with, and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of the Statement of Additional Information, dated December 20, 2010 (the "SAI"), relating to this Prospectus/Proxy Statement or other documents relating to the Fund without charge by calling 1-888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

3	SUMMARY

7	COMPARISON OF NEUBERGER BERMAN PORTFOLIO AND FEDERATED PORTFOLIO

15	MANAGEMENT OF THE PORTFOLIOS

17	INFORMATION ABOUT THE REORGANIZATION

20	VOTING INFORMATION

22	ADDITIONAL INFORMATION ABOUT THE FUND AND THE PORTFOLIOS

22	PRINCIPAL HOLDERS OF SHARES

24	FINANCIAL HIGHLIGHTS

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Federated Portfolio Prospectus (Exhibit B).

General

The Fund is an open-end management investment company registered with the SEC. The Fund is a business trust organized under the laws of The Commonwealth of Massachusetts. Each of the Neuberger Berman Portfolio and the Federated Portfolio is organized as a separate series of the Fund.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Neuberger Berman Portfolio, for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Neuberger Berman Portfolio into the Federated Portfolio, resulting in a single mutual fund.

Investment Objectives and Principal Investment Policies of the Portfolios

The investment objectives of the Neuberger Berman Portfolio and the Federated Portfolio are substantially similar. The investment objective of the Neuberger Berman Portfolio is to seek maximum growth of investor's capital from a portfolio of growth stocks of smaller companies. The investment objective of the Federated Portfolio is to seek capital growth. No assurance can be given that either Portfolio will achieve its investment objective. Each Portfolio focuses primarily on small-cap growth securities in order to achieve capital growth. The Federated Portfolio, however, may invest in foreign securities and engage in short sales to a greater degree than the Neuberger Berman Portfolio. A more complete description of the Portfolios' investment objectives and strategies is set forth in this Prospectus/Proxy Statement under the caption "Comparison of Neuberger Berman Portfolio and Federated Portfolio."

The fund resulting from the Reorganization is sometimes referred to herein as the "Combined Fund." Assuming completion of the Reorganization, it is expected that the Combined Fund will be managed in accordance with the investment objective and policies of the Federated Portfolio.

Investment Management of the Portfolios

As further explained in this Prospectus/Proxy Statement under the caption "Management of the Portfolios-Investment Managers of the Portfolios," Prudential Investments LLC ("PI") and AST Investment Services, Inc. ("AST" and, together with PI, the "Investment Managers") serve as co-managers of each of the Neuberger Berman Portfolio and the Federated Portfolio. The Investment Managers operate the Portfolios under a "manager-of-managers" structure, which means they have engaged the subadvisers listed below to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments.

Portfolio	Investment Subadviser
AST Neuberger Berman Small-Cap Growth Portfolio	Neuberger Berman Management LLC ("Neuberger Berman")

AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania, and Federated Global Investment Management Corp. (together, "Federated")

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Neuberger Berman Portfolio will have their shares exchanged for shares of the Federated Portfolio of equal dollar value based upon the value of the shares at the time the Neuberger Berman Portfolio's net assets are transferred to the corresponding Federated Portfolio. After the transfer of net assets and exchange of shares have been completed, the Neuberger Berman Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Neuberger Berman Portfolio and will become a beneficial shareholder of the Federated Portfolio.

Both the Neuberger Berman Portfolio and the Federated Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the "Contracts") issued by life and annuity insurance companies ("Participating Insurance Companies"). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable portfolio through the Contracts and should consider themselves shareholders of the applicable portfolio for purposes of this Prospectus/Proxy Statement. Each Contract owner invested in the Neuberger Berman Portfolio at the close of business on December 1, 2010 (also referred to as the "Record Date" for purposes of this Prospectus/Proxy Statement) will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share of the Neuberger Berman Portfolio that he or she beneficially owns. In addition, each Participating Insurance Company will vote all shares of the Neuberger Berman Portfolio, including Portfolio shares owned by a Participating Insurance Company in its general account and shares for which it does not receive voting instructions from Contract owners, in the same proportion as the votes actually cast by Contract owners. The presence at the Meeting of the Participating Insurance Companies will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. The required vote for shareholder approval of the Plan and the various methods that shareholders may use to vote are described in more detail in this Prospectus/Proxy Statement under the caption "Voting Information."

For the reasons set forth in this Prospectus/Proxy Statement under the caption "Information About The Reorganization—Reasons for the Reorganization" section, the Board has determined that the Reorganization is in the best interests of the shareholders of the Neuberger Berman Portfolio and the Federated Portfolio, and have also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of Advanced Series Trust, on behalf of the Neuberger Berman Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In considering whether to vote to approve the Plan, you should note:

•  The investment objectives and policies of the Portfolios are substantially similar;

•  The Federated Portfolio was substantially larger than the Neuberger Berman Portfolio as of July 31, 2010;

•  The Neuberger Berman Portfolio and the Federated Portfolio have the same contractual investment management fee rate;

•  The Federated Portfolio had a lower annualized operating expense ratio than the Neuberger Berman Portfolio for the 12-month period ended June 30, 2010;

•  Federated Equity Management of Pennsylvania and Federated Global Investment Management Corp. currently serve as subadvisers for the Federated Portfolio and are expected to continue to serve as subadvisers for the combined fund after the Reorganization; and

•  Because of the federal tax-deferred treatment applicable the Contracts, the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Neuberger Berman Portfolio immediately prior to the Reorganization.

Fees and Expenses of the Portfolios

The following table describes the fees and expenses that Contract owners may pay if they invest in the Neuberger Berman Portfolio and the Federated Portfolio, as well as the projected fees and expenses of the Federated Portfolio after the Reorganization. The following table does not reflect any Contract charges.

Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	AST Neuberger Berman Small-Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio	AST Federated Aggressive Growth Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

*  Because shares of both the Neuberger Berman Portfolio and the Federated Portfolio are purchased through variable insurance Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	AST Neuberger Berman Small-Cap Growth Portfolio*	AST Federated Aggressive Growth Portfolio**	AST Federated Aggressive Growth Portfolio (Pro Forma Surviving)***
Management Fees	0.95%	0.95%	0.95%
Distribution (12b-1) Fees	None	None	None
Other Expenses****	0.22%	0.16%	0.15%
Total Annual Portfolio Operating Expenses	1.17%	1.11%	1.10%

*  Based on the average daily net assets for the Neuberger Berman Portfolio for the 12-month period ended June 30, 2010.

**  Based on the average daily net assets for the Federated Portfolio for the 12-month period ended June 30, 2010.

***  The expenses for the AST Federated Aggressive Growth Portfolio (Pro Forma Surviving) represent the estimated annualized expenses assuming the Federated Portfolio had acquired all of the assets and assumed all of the liabilities of the Neuberger Berman Portfolio as of June 30, 2010.

****  As used in connection with each Portfolio, "other expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-management Trustees, and certain other miscellaneous items. Each Portfolio also will pay Participating Insurance Companies an administrative services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based breakpoints. Such administrative fee will compensate the Participating Insurance Companies for providing certain services to beneficial shareholders, including the printing and mailing of Portfolio prospectuses and shareholder reports.

Expense Examples

The Examples assume that you invest $10,000 in each Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio's total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. These Examples do not reflect any charges or expenses for variable insurance Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
AST Neuberger Berman Small-Cap Growth Portfolio	$119	$372	$644	$1,420
AST Federated Aggressive Growth Portfolio	$113	$353	$612	$1,352
AST Federated Aggressive Growth Portfolio (Pro Forma Surviving)	$112	$350	$606	$1,340

Principal Investment Risks of the Portfolios

Because of their similar investment objectives and policies, many of the principal risks associated with an investment in the Federated Portfolio are similar to those associated with an investment in the Neuberger Berman Portfolio. Such principal investment risks for both Portfolios include market and management risk, equity securities risk, small company risk, growth style risk, foreign investment risk, liquidity and valuation risk, derivatives risk, asset transfer program risk, and expense risk. Other principal investment risks for the Federated Portfolio include short sale risk and leverage risk. A detailed description of the principal risks associated with an investment in the Federated Portfolio and the Neuberger Berman Portfolio is set forth in this Prospectus/Proxy Statement under the caption "Comparison of Neuberger Berman Portfolio and Federated Portfolio—Principal Risks of the Portfolios."

You will find additional descriptions of specific risks in the prospectuses and statements of additional information of the Fund relating to the Federated Portfolio and the Neuberger Berman Portfolio, including the Federated Portfolio Prospectus.

There is no guarantee that shares of the Combined Fund will not lose value. This means that as shareholders of the Combined Fund, Neuberger Berman Portfolio shareholders could lose money. As with any mutual fund, the value of the Combined Fund's investments, and, therefore, the value of the Combined Fund's shares, may fluctuate. In addition, there are specific factors that may affect the value of a particular security. Also, the Combined Fund may invest in securities that underperform the markets, the relevant indices or securities selected by other funds with similar investment objectives and investment strategies.

COMPARISON OF NEUBERGER
BERMAN PORTFOLIO AND
FEDERATED PORTFOLIO

Investment Objective of Neuberger Berman Portfolio

The investment objective of the Neuberger Berman Portfolio is to seek maximum growth of investor's capital from a portfolio of growth stocks of smaller companies. This investment objective is not a fundamental investment policy for the Neuberger Berman Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Neuberger Berman Portfolio will achieve its investment objective.

Principal Investment Policies of Neuberger Berman Portfolio

The Neuberger Berman Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Neuberger Berman Portfolio invests its assets.

The Neuberger Berman Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies with a total market capitalization within the market capitalization range of the Russell 2000® index at time of purchase. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The size of the companies in the Russell 2000® Index will change with market conditions.

Neuberger Berman employs a disciplined investment strategy when selecting stocks. Using fundamental research and quantitative analysis the Subadviser looks for fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, Neuberger Berman analyzes financial condition, market share and competitive leadership of the company's products, earnings growth relative to competitors and market valuation in comparison to a stock's own historical norms and the stocks of other small cap companies.

Other Investments of Neuberger Berman Portfolio

Preferred Stocks and Debt Securities. In addition to investing in common stocks, the Neuberger Berman Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by Neuberger Berman to offer opportunities for capital growth. Other types of securities in which the Neuberger Berman Portfolio may invest include:

Foreign Securities. The Neuberger Berman Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Neuberger Berman Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives. The Neuberger Berman Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Neuberger Berman Portfolio's investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Neuberger Berman Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Neuberger Berman Portfolio may invest in a broad array of other "derivative" instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Neuberger Berman Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Investment Objective of Federated Portfolio

The investment objective of the Federated Portfolio is to seek capital growth. This investment objective is not a fundamental investment policy for the Federated Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Federated Portfolio will achieve its investment objective.

Principal Investment Policies of Federated Portfolio

The Federated Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's Small Cap 600 Index. Such definition will be applied at the time of investment and the Federated Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks.

Up to 30% of the Federated Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities.

The Federated Kaufmann Team ("Kaufmann") process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and a solid balance sheet.

Other Investments of Federated Portfolio

Short Sales. The Federated Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. In no event will the Federated Portfolio engage in short sales transactions if it would cause the market value of all of the Federated Portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Federated Portfolio is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. The Federated Portfolio may also "sell short against the box," i.e., the Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation.

Derivatives. The Federated Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Federated Portfolio may use derivatives contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, or types of securities in which the Federated Portfolio may invest directly. The Federated Portfolio may also, for example, use derivative contracts to: (i) obtain premiums from the sale of derivative contracts; (ii) realize gains from trading a derivative contract; or (iii) hedge against potential losses.

No assurance can be given that the Federated Portfolio's use of derivative contracts or hybrid instruments will work as intended.

The Federated Portfolio may buy or sell call and put options. The Federated Portfolio may also buy or sell financial futures (such as currency futures, index futures and security futures) as well as currency forward contracts. The Federated Portfolio may also invest in interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

Depositary Receipts. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying the European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including the currency risks and risks of foreign investing.

Analysis of Investment Objectives and Principal Investment Policies of the Portfolios

As set forth above, the investment objectives of the Neuberger Berman Portfolio and the Federated Portfolio are substantially similar. Each Portfolio focuses primarily on small-cap growth securities in order to achieve capital growth. The Federated Portfolio, however, may invest in foreign securities and engage in short sales to a greater degree than the Neuberger Berman Portfolio. Assuming completion of the Reorganization, it is expected that the Combined Fund will be managed in accordance with the investment objective and policies of the Federated Portfolio.

Principal Risks of the Portfolios

The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in each Portfolio. An investment in each Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each Portfolio makes every effort to achieve its objective, it can't guarantee success.

Each of the Neuberger Berman Portfolio and the Federated Portfolio is subject to the principal risks set forth below.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by a Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Growth style risk. There is a risk that the growth investment style may be out of favor for a period of time. Investors often expect growth companies to increase their earnings at a certain rate.

Market and management risk. Markets in which a Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by an adviser in making investment decisions for a Portfolio may not produce the desired results.

Foreign investment risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of a Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

Liquidity and valuation risk. From time to time, a Portfolio may hold one or more securities for which there are no or few buyers and sellers or which are subject to limitations on transfer. A Portfolio also may have difficulty disposing of those securities at the values determined by the Portfolio for the purpose of determining the Portfolio's net asset value, especially during periods of significant net redemptions of Portfolio shares.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to a Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Asset Transfer Program Risk. The Portfolio is used in connection with certain benefit programs under Prudential variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Portfolio and certain bond funds (or, for one guaranteed minimum withdrawal benefit program, the insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect a Portfolio's investment performance by requiring the subadviser to purchase and sell securities at inopportune times and by otherwise limiting the subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these pre-determined mathematical formulas may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds.

Expense risk. Your actual cost of investing in a Portfolio may be higher than the expenses shown in "Annual Portfolio Operating Expenses," above for a variety of reasons, including, for example, if a Portfolio's average net assets decreases significantly, such as significant redemptions by another Portfolio that may invest in your Portfolio.

The Federated Portfolio is subject to the additional principal risks set forth below.

Short sale risk. The Federated Portfolio's short sales are subject to special risks. A short sale involves the sale by the Federated Portfolio of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. If the price of the security or derivative has increased during this time, then the Federated Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain investment strategies pursued by the Federated Portfolio may try to reduce risk by holding both long and short positions at the same time, it is possible that the Federated Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss. In addition, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Federated Portfolio.

Leverage risk. Leverage is the investment of borrowed cash. The effect of using leverage is to amplify the Federated Portfolio's gains and losses in comparison to the amount of the Federated Portfolio's assets (that is, assets other than borrowed assets) at risk, thus causing the Federated Portfolio to be more volatile.

Performance

A number of factors, including risk, can affect how each Portfolio performs. The bar chart and table provide some indication of the risks of investing in each of the Portfolios by showing changes in the Portfolios' performance from year to year and by showing how the Portfolios' average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

The tables also demonstrate how the Portfolios' average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO

Annual Total Returns

Best Quarter:	Worst Quarter:
23.08% (2nd Quarter of 2003)	-28.92% (3rd Quarter of 2001)

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 year	5 years	10 years
Portfolio	22.57%	-1.99%	-4.86%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17%	.51%	3.51%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	.87%	-1.37%

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

Annual Total Returns

Best Quarter:	Worst Quarter:
35.55% (2nd Quarter of 2003)	-32.24% (3rd Quarter of 2001)

Average Annual Total Returns (For the periods ended December 31, 2009)

	1 year	5 years	Since inception (10/23/00)
Portfolio	32.66%	.38%	.92%
Index
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	27.17%	.51%	3.89%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.47%	.87%	-.28%

Capitalizations of Neuberger Berman Portfolio and Federated Portfolio
Before and After The Reorganization

The following table sets forth as of June 30, 2010: (i) the capitalization of the Neuberger Berman Portfolio, (ii) the capitalization of the Federated Portfolio and (iii) the pro forma capitalization of the Federated Portfolio as adjusted to give effect to the Reorganization.

	AST Neuberger Berman Small-Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio	Adjustments		AST Federated Aggressive Growth Portfolio (Pro Forma Surviving)
Net Assets	$102,859,779	$426,890,189	(38,000	)(a)	$529,711,968
Total shares outstanding	14,417,880	61,604,073	419,318	(b)	76,441,271
Net asset value per share	$7.13	$6.93			$6.93

(a)  Reflects the portion of the aggregate estimated Reorganization expenses of $38,000 attributable to the Neuberger Berman Portfolio.

(b)  Reflects the change in shares of the Neuberger Berman Portfolio upon conversion into the Federated Portfolio. Shareholders of the Neuberger Berman Portfolio would become shareholders of the Federated Portfolio, receiving shares of the Federated Portfolio equal to the value of their holdings in the Neuberger Berman Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) Prudential Investments LLC and AST Investment Services, Inc., the investment managers for the each Portfolio, (ii) Neuberger Berman Management LLC, sole subadviser to the Neuberger Berman Portfolio, and (iii) Federated Equity Management Company of Pennsylvania and Federated Global Investment Management Corp., the sole subadvisers to the Federated Portfolio.

Investment Managers of the Portfolios. Prudential Investments LLC ("PI"), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and AST Investment Services, Inc. ("AST" and, together with PI, the "Investment Managers"), One Corporate Drive, Shelton, Connecticut, serve as co-investment managers of the Fund and each Portfolio.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with the Investment Managers (the "Management Agreements"), provide that the Investment Managers will furnish each Portfolio with investment advice and administrative services, subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the subadvisers to conduct the investment programs of the Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change subadvisers for a Portfolio by: (i) entering into new subadvisory agreements with non-affiliated subadvisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated subadvisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Trustees. PI, in conjunction with Quantitative Management Associates, participates in the management of the Dynamic Asset Allocation Portfolios as described above.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

Subadvisers of the Portfolios. Information about the subadviser for each Portfolio is set forth below. The Fund's Statement of Additional Information, dated May 1, 2010 (the "Fund SAI"), provides additional information about each portfolio manager's compensation, other accounts that each portfolio manager manages, and ownership of Fund securities by each portfolio manager.

Portfolio	Investment Subadviser
AST Neuberger Berman Small-Cap Growth Portfolio	Neuberger Berman Management LLC

AST Federated Aggressive Growth Portfolio	Federated Equity Management Company of Pennsylvania Federated Global Investment Management Corp

Neuberger Berman LLC (Neuberger Berman). With a heritage dating from 1939, Neuberger Berman is a majority employee-controlled company. As of June 30, 2010, Neuberger Berman managed approximately $169.3 billion in assets. Neuberger Berman's address is 605 Third Avenue, New York, New York 10158.

The portfolio manager responsible for the day-to-day management of the Neuberger Berman Portfolio is David Burshtan. Mr. Burshtan is a Managing Director of Neuberger Berman Management LLC. He joined the firm in 2002. Previously, he held portfolio manager and analyst positions at Northern Trust, Scudder-Kemper Investments and Texas Commerce Bank. He began his investment career in 1988 as an analyst at Rotan Mosle. David graduated from Brown University with a B.A. and received an M.B.A. from the University of Chicago.

Federated Equity Management Company of Pennsylvania (Federated Equity). Federated Advisory Services Company (Federated Services), an affiliate of the adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by the Federated Equity and not by the Fund. Federated Global Investment Management Corp. (Federated Global), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943 serves as Subadviser, pursuant to a Sub-Subadvisory Agreement between Federated Equity Management Company and Federated Global. Federated Equity was organized in 2003, and Federated Global was organized in 1995. Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of June 30, 2010 were approximately $336.8 billion. Federated Equity's address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

The portfolio managers responsible for management of the Federated Equity portion of the Federated Aggressive Growth Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch, and John Ettinger. Mr. Shah joined Federated Equity's parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996. He and Mr. Utsch are Co-Heads of Federated Global's Kaufman Investment Area. They joined Federated Global's parent company in April 2001. Mr. Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965. Mr. Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch has been engaged in the securities business since 1962. Mr. Ettinger was named a portfolio manager of the Portfolio in May 2004. Mr. Ettinger has been an investment analyst with Federated Equity's parent company since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001.

Investment Management Fees. The Reorganization, if approved by the shareholders of the Neuberger Berman Portfolio, will result in no change in the management fee rate payable by shareholders. Both the Neuberger Berman Portfolio and the Federated Portfolio pay a contractual management fee rate of 0.95% of the average daily net assets of the relevant Portfolio.

Voluntary Expense Caps for the Portfolios. Effective July 1, 2010, the Investment Managers voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Neuberger Berman Portfolio and the Federated Portfolio so that their investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, short sale interest and dividend expenses, distribution fees, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% and 1.11% of the average daily net assets of the Neuberger Berman Portfolio and the Federated Portfolio, respectively. This expense limitation is voluntary and may be discontinued or otherwise modified by the Investment Managers at any times.

Contractual Expense Cap for the Combined Fund. Assuming completion of the Reorganization, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Federated Portfolio so that their investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, short sale interest and dividend expenses, distribution fees, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of its average daily net assets from the closing date for the Reorganization through June 30, 2011. This expense limitation may not be terminated or modified prior to June 30, 2011, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2011 will be subject to review by the Investment Managers and the Board.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for Neuberger Berman Portfolio and the Federated Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit to this Prospectus/Proxy Statement.

Reasons for the Reorganization

Based on a recommendation of the Investment Managers, the Trustees of the Fund, including all of the Trustees who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act") (collectively, the "Independent Trustees"), have unanimously approved the Reorganization and recommended that beneficial shareholders of the Neuberger Berman Portfolio also approve the Reorganization. The Trustees unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each Portfolio, and that the interests of the shareholders of each Portfolio would not be diluted as a result of the Reorganization. The Investment Managers proposed the Reorganization as part of an effort to consolidate certain portfolios with similar investment objectives and strategies. The Investment Managers provided the Trustees with detailed information regarding each Portfolio, including its management fee, total expenses, asset size and performance. At a meeting held on September 28-29, 2010, the Board considered the Reorganization and the following related factors:

•  The investment objectives of the Portfolios are substantially similar (i.e., the investment objective of the Neuberger Berman Portfolio is to seek maximum growth of investor's capital from a portfolio of growth stocks of smaller companies while the investment objective of the Federated Portfolio is to seek capital growth);

•  The investment policies of the Portfolios are substantially similar (i.e., each Portfolio invests primarily in small-cap growth securities);

•  The Federated Portfolio was substantially larger than the Neuberger Berman Portfolio as of July 31, 2010 (i.e., the Federated Portfolio had net assets of approximately $479 million as of that date while the Neuberger Berman Portfolio had net assets of approximately $110 million as of that date);

•  The historical investment performance for the Federated Portfolio for the three-month, seven-month (i.e., year-to-date), one-year, three-year, and five-year periods ended July 31, 2010 was stronger than that of the Neuberger Berman Portfolio;

•  The Neuberger Berman Portfolio and the Federated Portfolio have the same contractual investment management fee rate (i.e., each Portfolio's contractual investment management annual fee rate is 0.95% of its average daily net assets);

•  The Federated Portfolio had a lower annualized operating expense ratio than the Neuberger Berman Portfolio for the 12-month period ended June 30, 2010 (i.e., such expense ratios were 1.11% and 1.17% for the Federated Portfolio and the Neuberger Berman Portfolio, respectively, during that period);

•  Assuming completion of the Reorganization on June 30, 2010, the Federated Portfolio's pro forma annualized operating expense ratio (i.e., 1.10%) based on its projected average daily net assets for the 12-month period ended June 30, 2010 would have been lower than the Neuberger Berman Portfolio's expense ratio for that same period (i.e., 1.17%);

•  Assuming completion of the Reorganization, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Federated Portfolio so that its investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fee, acquired fund fees and expenses, and extraordinary expenses) will not exceed 1.08% of its average daily net assets from the closing date for the Reorganization through June 30, 2011;

•  Federated Equity Management of Pennsylvania and Federated Global Investment Management Corp. currently serve as subadvisers for the Federated Portfolio and are expected to continue to serve as subadvisers for the combined fund after the Reorganization; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, the Plan is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Neuberger Berman Portfolio immediately prior to the Reorganization.

For the reasons discussed above, the Board of Trustees of Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the Neuberger Berman Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Neuberger Berman Portfolio with one or more portfolios of the Fund, other than the Federated Portfolio, or unaffiliated funds, or liquidation of the Neuberger Berman Portfolio.

Closing of the Reorganization

If shareholders of Neuberger Berman Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Fund on behalf of the Neuberger Berman Portfolio and the Federated Portfolio, including the preparation of certain documents. The Fund will determine a specific date for the actual Reorganization to take place. This is called the "closing date." If the shareholders of the Neuberger Berman Portfolio do not approve the Plan, the Reorganization will not take place for the Neuberger Berman Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Neuberger Berman Portfolio approve the Plan, the Neuberger Berman Portfolio will deliver to the Federated Portfolio all of its assets on the closing date. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Neuberger Berman Portfolio will beneficially own shares of the Federated Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Federated Portfolio. The stock transfer books of the Neuberger Berman Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Neuberger Berman Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Fund may amend the Plan without shareholder approval. It may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Neuberger Berman Portfolio.

Expenses of the Reorganization

It is estimated that expenses related to the Reorganization will total approximately $95,000. All outside counsel and independent registered public accounting firm costs (collectively referred to herein as "Outside Legal and Accounting Costs") related to the Reorganization will be paid by the Neuberger Berman Portfolio. Those costs are estimated to be approximately $38,000. All costs related to the Reorganization, other than Outside Legal and Accounting Costs, will be paid by the Investment Managers or their affiliates. Those costs are currently estimated to be approximately $57,000 and will include, among other things, costs incurred in connection with the printing and mailing of the combined prospectus and proxy statement and related materials.

The Investment Managers expect that some or all of the portfolio securities of the Neuberger Berman Portfolio will be transferred in-kind to the Federated Portfolio.

Certain Federal Income Tax Considerations

Each Portfolio currently intends to be treated as a partnership for U.S. federal income tax purpose. As a result, each Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the Participating Insurance Companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Portfolios, including the application of state and local taxes.

Each Portfolio complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). In general, each Portfolio declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the portfolio's fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash).

The Reorganization may entail various consequences, which are discussed below in this Prospectus/Proxy Statement under the caption "Federal Income Tax Consequences of the Reorganization."

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio's obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Fund, based upon representations made by each Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for federal income tax purposes.

Each Portfolio is treated as a partnership for federal income tax purposes. Based on such treatment and certain representations made by the Fund on behalf of the Neuberger Berman Portfolio and the Federated Portfolio relating to the Reorganization, for federal income tax purposes (references to "shareholders" are to the Participating Insurance Companies):

1.  The transfer by the Neuberger Berman Portfolio of all of its assets to the Federated Portfolio, in exchange solely for Federated Portfolio Shares, the assumption by the Federated Portfolio of all of the liabilities of the Neuberger Berman Portfolio, and the distribution of the Federated Portfolio Shares to the shareholders of the Neuberger Berman Portfolio in complete liquidation of the Neuberger Berman Portfolio, should be tax-free to the shareholders of the Neuberger Berman Portfolio.

2.  The shareholders of the Neuberger Berman Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Federated Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Neuberger Berman Portfolio upon the transfer of its assets to the Federated Portfolio in exchange solely for Federated Portfolio Shares and the assumption by the Federated Portfolio of the liabilities, if any, of the Neuberger Berman Portfolio. In addition, no gain or loss should be recognized by the Neuberger Berman Portfolio on the distribution of such Federated Portfolio Shares to the shareholders of the Neuberger Berman Portfolio (in liquidation of the Neuberger Berman Portfolio).

4.  No gain or loss should be recognized by the Federated Portfolio upon the acquisition of the assets of the Neuberger Berman Portfolio in exchange solely for Federated Portfolio Shares and the assumption of the liabilities, if any, of the Neuberger Berman Portfolio.

5.  The Federated Portfolio's tax basis for the assets acquired from the Neuberger Berman Portfolio should be the same as the tax basis of these assets when held by the Neuberger Berman Portfolio immediately before the transfer, and the holding period of such assets acquired by the Federated Portfolio should include the holding period of such assets when held by the Neuberger Berman Portfolio.

6.  A Neuberger Berman Portfolio shareholder's tax basis for the Federated Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Neuberger Berman Portfolio shares exchanged therefor, reduced or increased by any net decrease or increase, as the case may be, in such shareholder's share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the Federated Portfolio Shares to be received by the shareholders of the Neuberger Berman Portfolio should include the holding period of their Neuberger Berman Portfolio shares exchanged therefore, provided such portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service (IRS) or the courts. Shareholders of the Neuberger Berman Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to the federal income tax consequences.

Characteristics of Portfolio Shares

Assuming completion of the Reorganization, the shares of the Federated Portfolio to be distributed to shareholders of the Neuberger Berman Portfolio will have identical legal characteristics as the shares of the Neuberger Berman Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

Because each Portfolio is organized as a series of the same Massachusetts business trust, there are no differences between the rights of shareholders of the Portfolios.

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the Neuberger Berman Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Neuberger Berman Portfolio's outstanding voting securities is the lesser of (i) 67% of the Neuberger Berman Portfolio's outstanding voting securities represented at a meeting at which more than 50% of the Neuberger Berman Portfolio's outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Neuberger Berman Portfolio's outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Neuberger Berman Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the

Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Fund's Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Portfolio shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Neuberger Berman Portfolio, will vote all shares of the Neuberger Berman Portfolio, including shares owned by a Participating Insurance Company in its general account and shares, for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Reorganization, against the Reorganization, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners. Such voting procedure is referred to herein as "Shadow Voting." The presence at the Meeting of the Participating Insurance Companies affiliated with the Investment Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve the Reorganization and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Reorganization.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the relevant Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before any of the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Fund or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Fund may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Fund may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE FUND AND THE PORTFOLIOS

Each Portfolio is a separate series of Advanced Series Trust, which is an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the Federated Portfolio is included in Exhibit B.

Additional information about the Portfolios is included in the Fund's Prospectus dated May 1, 2010, and the portions of that prospectus relating to the Portfolios are incorporated herein by reference. Further information about both Portfolios is included in the Fund SAI and the portions of that document relating to the Portfolios are incorporated herein by reference. These documents are available upon request and without charge by calling 1-888-778-2888 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Fund, on behalf of the Portfolios, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and 1940 Act. The Fund also prepares an annual report, which includes the management discussion and analysis. The annual report is available both from the SEC and from the Fund. These materials can be inspected and copied at the SEC's Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC's Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the Neuberger Berman Portfolio and the Federated Portfolio had 15,695,968.5170 outstanding shares and 71,529,920.1230 outstanding shares, respectively.

As of the Record Date, all of the shares of the Neuberger Berman Portfolio and the Federated Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Company is required to offer Contract owners the opportunity to instruct it as to how to vote Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of a Portfolio.

Portfolio	Beneficial Owner Name*	Address	Percent Ownership
AST Neuberger Berman Small-Cap Growth Portfolio	PRU Annuity Distributor Inc.	Attn: Separate Accounts 7th Floor 213 Washington Street Newark NJ 07102-0000	79.7919%

AST Neuberger Berman Small-Cap Growth Portfolio	PRUCO Life Insurance Company	Attn: Separate Accounts 7th Floor 213 Washington Street Newark NJ 07102-0000	15.8963%

AST Federated Aggressive Growth Portfolio	PRU Annuity Distributor Inc.	Attn: Separate Accounts 7th Floor 213 Washington Street Newark NJ 07102-0000	41.3804%

AST Federated Aggressive Growth Portfolio	Advanced Series Trust AST Capital Growth Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark NJ 07102	13.1735%

Portfolio	Beneficial Owner Name*	Address	Percent Ownership
AST Federated Aggressive Growth Portfolio	Advanced Series Trust AST Balanced Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark NJ 07102	8.9425%

AST Federated Aggressive Growth Portfolio	Advanced Series Trust CLS Moderate Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark NJ 07102	8.4412%

AST Federated Aggressive Growth Portfolio	Advanced Series Trust CLS Growth Asset Allocation Portfolio	Gateway Center Three 100 Mulberry Street Newark NJ 07102	7.8584%

AST Federated Aggressive Growth Portfolio	PRUCO Life Insurance Company	Attn: Separate Accounts 7th Floor 213 Washington Street Newark NJ 07102-0000	5.6890%

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Fund, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the Neuberger Berman Portfolio and the Federated Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Neuberger Berman Portfolio or the Federated Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Fund's independent registered public accounting firm, for the years ended December 31, 2009, 2008, 2007, 2006, and 2005 are included in the Fund's Annual Report to Shareholders for the Neuberger Berman Portfolio and the Federated Portfolio for the year in question, which reports are available upon request. The financial highlights for the six-month period ended June 30, 2010 are unaudited and are included in the Fund's Semi-Annual Report to Shareholders for the Neuberger Berman Portfolio and the Federated Portfolio, which is available upon request.

The financial highlights audited by KPMG LLP have been incorporated in reliance on their reports given on their authority as experts in auditing and accounting.

Financial Highlights
(Unaudited)

	AST Federated Aggressive Growth Portfolio
	Six Months Ended		Year Ended December 31,
	June 30, 2010(c)		2009(c)	2008(c)	2007(c)	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.99		$5.28	$11.55	$11.49	$10.46	$10.41
Income (Loss) From Investment Operations:
Net investment income (loss)	(0.01)		— (d)	0.01	(0.01)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	(0.05)		1.72	(4.40)	1.28	1.39	0.90
Total from investment operations	(0.06)		1.72	(4.39)	1.27	1.34	0.86
Less Dividends and Distributions:
Distributions from net realized gains	—		—	—	—	—	(0.81)
Distributions	—	(d)	(0.01)	(1.88)	(1.21)	(0.31)	—
Total dividends and distributions	—	(d)	(0.01)	(1.88)	(1.21)	(0.31)	(0.81)
Net Asset Value, end of period	$6.93		$6.99	$5.28	$11.55	$11.49	$10.46
Total Return(a)	(0.81)%		32.66%	(44.04)%	11.12%	12.91%	9.44%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$426.9		$415.5	$213.5	$743.6	$643.9	$554.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.11	%(f)	1.14%	1.14%	1.06%	1.09%	1.12%
Expenses Before Waivers and/or Expense Reimbursement	1.11	%(f)	1.14%	1.14%	1.06%	1.09%	1.12%
Net investment income (loss)	(0.30	)%(f)	0.08%	0.12%	(0.07)%	(0.43)%	(0.66)%
Portfolio turnover rate	38	%(e)	94%	109%	115%	58%	39%

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)  Calculated based on average shares outstanding during the period.

(d)  Less than $0.005 per share.

(e)  Not annualized.

(f)  Annualized.

Financial Highlights
(Unaudited)

	AST Neuberger Berman Small-Cap Growth Portfolio
	Six Months Ended		Year Ended December 31,
	June 30, 2010		2009	2008	2007(c)	2006	2005
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.55		$6.16	$10.72	$9.03	$8.38	$8.35
Income (Loss) From Investment Operations:
Net investment loss	(0.04)		(0.03)	(0.11)	(0.06)	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.38)		1.42	(4.45)	1.75	0.69	0.09
Total from investment operations	(0.42)		1.39	(4.56)	1.69	0.65	0.03
Net Asset Value, end of period	$7.13		$7.55	$6.16	$10.72	$9.03	$8.38
Total Return(a)	(5.56)%		22.56%	(42.54)%	18.72%	7.76%	0.36%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$102.9		$109.4	$83.4	$208.9	$214.4	$256.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.16	%(e)	1.20%	1.14%	1.07%	1.07%	1.07%
Expenses Before Waivers and/or Expense Reimbursement	1.16	%(e)	1.20%	1.14%	1.07%	1.11%	1.15%
Net investment loss	(0.89	)%(e)	(0.76)%	(0.52)%	(0.65)%	(0.37)%	(0.62)%
Portfolio turnover rate	136	%(d)	265%	213%	241%	199%	150%

(a)  Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)  Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)  Calculated based on average shares outstanding during the year.

(d)  Not annualized.

(e)  Annualized.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Plan of Reorganization of Advanced Series Trust, on behalf of AST Neuberger Berman Small-Cap Growth Portfolio and AST Federated Aggressive Growth Portfolio

B	Advanced Series Trust Prospectus relating to AST Federated Aggressive Growth Portfolio, dated May 1, 2010.

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EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

Plan of Reorganization of Advanced Series Trust, on behalf of
AST Neuberger Berman Small-Cap Growth Portfolio and AST Federated Aggressive Growth Portfolio

Exhibit A

ADVANCED SERIES TRUST

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the "Plan") of Advanced Series Trust, a Massachusetts business trust having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 ("AST"), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the "Target Portfolio"), is made as of this 19th day of November, 2010. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the "Portfolios."

The reorganization for the Target Portfolio (hereinafter referred to as the "Reorganization") is intended to constitute a tax-free transaction for federal income tax purposes and will consist of (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio ("Acquiring Portfolio Shares"); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the corresponding Target Portfolio, as applicable:

1. Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a) Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b) The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c) Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d) Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2. Valuation.

(a) The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b) The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c) The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3. Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be April 29, 2011, or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4. Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a) The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b) AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2009, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.

(e) AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g) The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h) The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i) At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j) Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5. Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a) The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b) AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c) The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2009, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d) AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e) AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f) The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g) The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h) At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i) Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j) There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k) The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l) AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6. Intentions of AST on behalf of the Portfolios.

(a) At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b) AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c) AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d) AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e) AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f) AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g) AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7. Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a) That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b) That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e) That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f) That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g) That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8. Expenses.

(a) AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b) All outside legal counsel and independent registered public accounting firm costs (collectively referred to herein as Outside Legal and Accounting Costs) incurred in entering into and carrying out the terms and conditions of this Plan shall be paid by the Target Portfolio. All costs, other than Outside Legal and Accounting Costs, incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Investments LLC or AST Investment Services, Inc. or their affiliates.

9. Termination; Postponement; Waiver; Order.

(a) Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b) If the transactions contemplated by this Plan have not been consummated by September 30, 2011, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued a Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10. Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11. Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

12. Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of the Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A

/s/ John P. Schwartz Attest: John P. Schwartz, Assistant Secretary	/s/ Stephen Pelletier By: Stephen Pelletier Title: President

ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A

/s/ John P. Schwartz Attest: John P. Schwartz, Assistant Secretary	/s/ Stephen Pelletier By: Stephen Pelletier Title: President

Schedule A

Target Portfolio of Advanced Series Trust	Corresponding Acquiring Portfolio of Advanced Series Trust
AST Neuberger Berman Small-Cap Growth Portfolio	AST Federated Aggressive Growth Portfolio

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Advanced Series Trust Prospectus relating to AST Federated Aggressive Growth Portfolio, dated May 1, 2010

B-1

(This page intentionally left blank.)

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STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

(800) 778-2255

Dated December 20, 2010

Reorganization of AST Neuberger Berman Small-Cap Growth Portfolio
into AST Federated Aggressive Growth Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST Neuberger Berman Small-Cap Growth Portfolio (the “Neuberger Berman Portfolio”), a series of Advanced Series Trust (the “Fund”), and the Prospectus of the AST Federated Aggressive Growth Portfolio (the “Federated Portfolio”), also a series of the Fund, dated December 20, 2010 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the Neuberger Berman Portfolio’s assets to the Federated Portfolio in exchange for the Federated Portfolio’s assumption of all of the Neuberger Berman Portfolio’s liabilities and the Federated Portfolio’s issuance to the Neuberger Berman Portfolio of shares of beneficial interest in the Federated Portfolio (the “Federated Portfolio Shares”).  The Federated Portfolio Shares received by the Neuberger Berman Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Neuberger Berman Portfolio shares that are outstanding immediately prior to such reorganization transaction.  The reorganization transaction also provides for the distribution by the Neuberger Berman Portfolio, on a pro rata basis, of such Federated Portfolio Shares to its shareholders in complete liquidation of the Neuberger Berman Portfolio.  A vote in favor of the Plan by the shareholders of the Neuberger Berman Portfolio will constitute a vote in favor of the liquidation of the Neuberger Berman Portfolio and the termination of such Portfolio as a separate series of the Fund.

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Neuberger Berman Portfolio and the Federated Portfolio, and (iii) the pro forma financial statements for the Neuberger Berman Portfolio and the Federated Portfolio after giving effect to the proposed reorganization transaction.

Those portions of the Statement of Additional Information of the Fund, dated May 1, 2010 (the “Fund SAI”), relating to the Neuberger Berman Portfolio and the Federated Portfolio are incorporated herein by reference (which means that those portions are legally part of this SAI).  The Fund SAI accompanies this SAI.

Audited financial statements and accompanying notes for the Neuberger Berman Portfolio and the Federated Portfolio for the fiscal year ended December 31, 2009 and the independent auditors’ report thereon, dated February 22, 2010, are incorporated herein by reference from the Fund’s Annual Report to Shareholders, which accompany this SAI.  Unaudited financial statements and accompanying notes for the Neuberger Berman Portfolio and the Federated Portfolio for the six-month period ended June 30, 2010 are incorporated herein by reference from the Fund’s Semi-Annual Report to Shareholders, which accompany this SAI.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the above-referenced reorganization transaction.  You can request a copy of the Prospectus/Proxy Statement by calling 1-888-778-2888 or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.    In addition, a copy of the Prospectus/Proxy Statement is available at the Fund’s website at http://www.annuities.prudential.com/investor/invprospectus.   The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this Prospectus/Proxy Statement, together with other information regarding the Fund.

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STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page No

Investment Restrictions

Pro Forma Financial Statements

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INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Neuberger Berman Portfolio and the Federated Portfolio. Fundamental restrictions may not be changed without a majority vote of shareholders as required by the Investment Company Act of 1940 (the 1940 Act). Non-fundamental restrictions may be changed by the Board of Trustees of the Fund without shareholder approval.

Fundamental Investment Restrictions Applicable To AST Neuberger Berman Small-Cap Growth Portfolio and
AST Federated Aggressive Growth Portfolio

The fundamental investment restrictions for the Neuberger Berman Portfolio are identical to the fundamental investment restrictions for the Federated Portfolio as set forth below.

1. Neither Portfolio may issue senior securities, except as permitted under the 1940 Act.

2. Neither Portfolio may borrow money, except that a Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, each Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Neither Portfolio may underwrite securities issued by other persons, except to the extent that a Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Neither Portfolio may purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Neither Portfolio may purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit a Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Neither Portfolio may make loans, except that a Portfolio may (i) lend portfolio securities in accordance with the Portfolio’s investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Neither Portfolio may purchase any security if, as a result, more than 25% of the value of the Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8. Neither Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

If a restriction on a Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio’s investment portfolio, resulting from changes in the value of the Portfolio’s total assets, will not be considered a violation of the restriction;

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provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit either Portfolio’s investments in loan participations and assignments.

Non-Fundamental Investment Restrictions Applicable to AST Federated Aggressive Growth Portfolio

1. The Federated Portfolio will not purchase securities on margin, provided that the Federated Portfolio may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Federated Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

2. The Federated Portfolio will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Non-Fundamental Investment Restrictions Applicable to AST Neuberger Berman Small-Cap Growth Portfolio

The Neuberger Berman Portfolio will not:

1. Change its policy to invest at least 80% of the value of its assets in small capitalization companies unless it provides 60 days prior written notice to its shareholders.

2. Invest for the purpose of exercising control or management of another issuer.

3. Purchase securities of other investment companies, except in compliance with the 1940 Act.

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements have been derived from the financial statements of the Neuberger Berman Portfolio and the Federated Portfolio.  The Pro Forma Condensed Combined Statements of Assets and Liabilities have been adjusted to give effect to the Reorganization as if the Reorganization had occurred on June 30, 2010. The Pro Forma Condensed Combined Statement of Operations is for the twelve-months ended June 30, 2010 and has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on that date.

The unaudited pro forma condensed combined financial statements are presented for informational purposes only and do not purport to be indicative of the financial condition or results of operations that actually would have resulted if the Reorganization had been consummated on June 30, 2010. The unaudited pro forma condensed combined financial statements should be read in conjunction with the financial statements and related notes of the Neuberger Berman Portfolio and the Federated Portfolio included in the Annual Report to Shareholders of the Fund for the fiscal year ended December 31, 2009 and the Semi-Annual Report to Shareholders of the Fund for the six months ended June 30, 2010, which are incorporated herein by reference.

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Pro Forma AST Federated Aggressive Growth Portfolio After Reorganization

Pro Forma Statement of Assets and Liabilities

June 30, 2010

(Unaudited)

	AST Neuberger	AST Federated			Pro Forma
	Berman Small	Aggressive			AST Federated Aggressive
	Cap Growth	Growth	Pro Forma		Portfolio After
	Portfolio	Portfolio	Adjustments		Reorganization
ASSETS:
Investments at value:
Affiliated investments (cost $25,723,861, $141,738,724, $ 167,462,585)	$25,723,861	$141,738,724	$—		$167,462,585
Unaffiliated investments (cost $99,801,542, $381,979,604, $481,781,146)	100,863,393	397,010,080	—		497,873,473
Cash	235	1,728,730	—		1,728,965
Foreign currency, at value (cost $417,450)*	—	416,040	—		416,040
Receivable for fund shares sold	7,002	590,783	—		597,785
Receivable for investments sold	1,312,284	4,868,892	—		6,181,176
Dividends and Interest receivable	8,817	300,306	—		309,123
Tax reclaim receivable	—	64,826	—		64,826
Prepaid expenses	1,866	4,789	—		6,655
Total Assets	127,917,458	546,723,170	—		674,640,628

LIABILITIES:
Payable for investments purchased	1,745,977	3,742,778	—		5,488,755
Collateral for securities on loan	21,531,465	108,837,069	—		130,368,534
Payable for fund shares repurchased	1,700,561	7,026,850	—		8,727,411
Accrued expenses and other liabilities	27,619	28,101	38,000	(a)	93,720
Advisory fees payable	50,928	195,208	—		246,136
Shareholder servicing fees payable	587	2,433	—		3,020
Transfer agent fee payable	542	542	—		1,084
Total Liabilities	25,057,679	119,832,981	38,000	(a)	144,928,660

NET ASSETS	$102,859,779	$426,890,189	$(38,000	)(a)	$529,711,968

Net assets were comprised of:
Paid-in capital	$328,062,555	$551,151,659	—		$879,214,214
Retained earnings	(225,202,776)	(124,261,470)	(38,000	)(a)	(349,502,246)
Net assets, June 30, 2010	$102,859,779	$426,890,189	$(38,000	)(a)	$529,711,968

*AST Federated Aggressive Growth Portfolio

Net Asset Value
Net assets	$102,859,779	$426,890,189	$(38,000	)(a)	$529,711,968
Shares of beneficial interest issued and outstanding	14,417,880	61,604,073	419,318	(b)	76,441,271
Net asset value and redemption price per share	$7.13	$6.93			$6.93

(a) Reflects the estimated reorganization expenses of $38,000 attributable to the Neuberger Berman Portfolio. Such estimated reorganization expenses, however, are not reflected in the Pro Forma Statement of Operations contained in this SAI.

(b)  Reflects the change in shares of the Neuberger Berman Portfolio upon conversion into the Federated Portfolio. Shareholders of the Neuberger Berman Portfolio would become shareholders of the Federated Portfolio, receiving shares of the Federated Portfolio equal to the value of their holdings in the Neuberger Berman Portfolio immediately prior to the reorganization.

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Pro Forma AST Federated Aggressive Growth Portfolio After Reorganization

Pro Forma Statement of Operations

June 30, 2010

(Unaudited)

					Pro Forma
	AST Neuberger Berman	AST Federated			AST Federated Aggressive
	Small Cap Growth	Aggressive Growth	Pro Forma		Growth Portfolio
	Portfolio	Portfolio	Adjustments		After Reorganization
Net Investment Income (Loss)
Income
Unaffiliated dividend Income (net of $67,586 foreign withholding tax)	$—	$2,328,951	$—		$2,328,951
Unaffiliated dividend income	228,658	—	—		228,658
Unaffiliated interest income	—	832,049	—		832,049
Affiliated income from securities loaned, net	78,375	615,233	—		693,608
Affiliated dividend income	10,797	86,445	—		97,242
Total income	317,830	3,862,678	—		4,180,508

Expenses
Advisory fees	999,800	3,799,647	—		4,799,447
Shareholder servicing fees and expenses	105,241	399,963	(519	)(a)	504,685
Transfer agent’s fees and expenses (A)	12,000	12,000	(12,000	)(b)	12,000
Custodian’s fees and expenses	58,000	118,000	(28,000	)(b)	148,000
Reports to shareholders	15,000	14,000	(12,000	)(b)	17,000
Audit fee	22,000	18,000	(22,000	)(b)	18,000
Legal fees and expenses	6,000	5,000	(5,000	)(b)	6,000
Directors’/Trustees’ fees	8,000	12,000	(6,000	)(b)	14,000
Insurance	2,000	5,000	—		7,000
Commitment fee on syndicated agreement	4,000	18,000	—		22,000
Miscellaneous	3,372	21,475	(3,372	)(b)	21,475
Total expenses	1,235,413	4,423,085	(88,891)		5,569,607
Less: Advisory fee waivers and expense reimbursements	—	—	(101,041	)(c)	(101,041)
Net expenses	1,235,413	4,423,085	(189,932)		5,468,566

Net investment income (loss)	(917,583)	(560,407)	189,932		(1,288,058)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	19,056,585	12,614,241	—		31,670,826
Foreign currency transactions	—	(314,836)	—		(314,836)
	19,056,585	12,299,405	—		31,355,990

Net change in unrealized appreciation/depreciation on:
Investments	(8,201,899)	37,437,125	—		29,235,226
Foreign currencies	—	(2,477)	—		(2,477)
	(8,201,899)	37,434,648	—		29,232,749
Net gain (loss) on investments	10,854,686	49,734,053	—		60,588,739
Net Increase (Decrease) In Net Assets Resulting From Operations	$9,937,103	$49,173,646	$189,932		$59,300,681

(A) Affiliated transfer agent’s fees and expenses	$5,300	$5,300	$(5,300	)(b)	$5,300

(a)          Estimated savings due to voluntary breakpoints in fee structure.

(b)         Estimated savings on fund fees due to consolidation.

(c)          The estimated contractual management fee waiver amount effective upon closing date of the Reorganization through June 30, 2011.

(d)         The estimated reorganization expenses to be borne by the Neuberger Berman Portfolio of $38,000 are not reflected in this Pro Forma Statement of Operations. However, such expenses are reflected in the Pro Forma Statement of Assets and Liabilities and the accompanying capitalization table appearing in this SAI.

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Notes to Pro-Forma Financial Statements for the Reorganization

(Unaudited)

1.     Basis of Combination — The Pro-Forma Statement of Assets and Liabilities at June 30, 2010 and the related Pro-Forma Statement of Operations (together, the “Pro-Forma Statements”) for the year ended June 30, 2010, reflect the accounts of the AST Neuberger Berman Small-Cap Growth Portfolio (the “Neuberger Berman Portfolio”), a series of Advanced Series Trust (the “Fund”), and the AST Federated Aggressive Growth Portfolio (the “Federated Portfolio”), also a series of the Fund.  The Neuberger Berman Portfolio and the Federated Portfolio are individually referred to in these Notes as a “Portfolio” and are collectively referred to in these Notes as the “Portfolios.  The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Portfolio included in the Statement of Additional Information of the Fund, dated May 1, 2010.

2.     Shares of Beneficial Interest — The pro-forma net asset value per share assumes the issuance of shares by Federated Portfolio, pursuant to the reorganization, on June 30, 2010.  Shareholders of the Neuberger Berman Portfolio would become shareholders of the Federated Portfolio, receiving shares of Federated Portfolio equal to the value of their holdings in Neuberger Berman Portfolio. The amount of additional shares to be issued by Federated Portfolio are assumed to be based on the June 30, 2010 net assets value, as follows:

Federated Portfolio	Net Assets of Neuberger Berman Portfolio		Net Asset Value Per Share of Federated Portfolio
Additional Shares Issued	6/30/2010	Adjustments*	6/30/2010
14,837,198	$102,859,779	$(38,000)	$6.93

* Reflects the estimated Reorganization expenses of $38,000 attributable to the Neuberger Berman Portfolio.

3.     Pro-Forma Operations — The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Portfolio. Accordingly, the combined gross investment income is equal to the sum of each Portfolio’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entities.  The pro-forma investment management fees are based on the fee schedule in effect of the Federated Portfolio at the combined level of average net assets for the year ended June 30, 2010. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.     Security Valuation — Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask price or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the Investment Managers, in consultation with the relevant subadviser, believe the primary market to be over-the-counter are valued by an independent agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange of board of trade are valued at the last sale price at the closing of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Portfolios’ normal pricing time, are valued at fair value in accordance with the fair valuation procedures that have been approved by the Board of Trustees of the Fund. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition

7

of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analysis media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Investments in open-end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation. Short-term securities that are held by the Portfolios, which mature in more than 60 days are valued at fair value, and those short-term securities of sufficient credit quality, which mature in 60 days or less are valued at amortized cost which approximates fair value.

The valuation policies of the Portfolios are substantially identical and there are no differences in terms of how each Portfolio values its portfolio securities.

5.     Estimates — The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

6.     Taxes - For U.S. federal income tax purposes, the Federated Portfolio and Neuberger Berman Portfolio are registered as Investment Partnerships and will continue to be so subsequent to the reorganization transaction.

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